SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC  20549

                                        FORM 8-K

                                Current Report Pursuant
                             to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 19, 1996
                                                         ----------------

                           Century Properties Growth Fund XI
        ____________________________________________________________________
                 (Exact Name of Registrant as Specified in Its Charter)

                                       California
        _____________________________________________________________________
                     (State or Other Jurisdiction of Incorporation)

                0-8440                                94-6401363
        ___________________________      ____________________________________
        (Commission File Number)        (I.R.S. Employer Identification No.

        c/o Insignia Financial Group, Inc.,
        One Insignia Financial Plaza, P.O. Box 1089
        Greenville, South Carolina                            29602
        _____________________________________________________________________
           (Address of Principal Executive Offices)         (Zip Code)


                                    (803)   239-1000
        _____________________________________________________________________
                  (Registrant's Telephone Number, Including Area Code)

                   5665 Northside Drive, N.W., Atlanta, Georgia 29602
        _____________________________________________________________________
             (Former Name or Former Address, if Changed Since Last Report)

        Item 1.   Change in Control

                  On August 17, 1995, Michael L. Ashner, Martin Lifton, Arthur
        N. Queler and certain of their respective family members, and AP-NPI II L.P., a Delaware limited partnership, entered into an agreement to sell to IFGP Corporation, a Delaware corporation, an affiliate of Insignia Financial Group, Inc., a Delaware corporation ("Insignia"), all of the issued and outstanding common stock of National Property Investors, Inc., a Delaware corporation ("NPI"), for an aggregate purchase price of $1,000,000. NPI is the sole shareholder of NPI Equity Investments II, Inc., a Florida corporation ("NPI Equity"), the entity which controls Fox Capital Management Corporation, a California corporation ("FCMC"). FCMC is the general partner of the Registrant. All of the funds used in making the purchase were drawn under a revolving credit facility established by a syndicate of lenders for the benefit of Insignia, with First Union National Bank of South Carolina as Administrative Agent and Lehman Commercial Paper, Inc. as Syndication Agent. The closing of the transactions contemplated by the above mentioned agreement (the "Closing") occurred on January 19, 1996.

                  Upon the Closing, the officers and directors of NPI, NPI Equity and FCMC resigned and Insignia caused new officers and directors of each of those entities to be elected. Insignia does not now own, directly or indirectly, any units of limited partnership of the Registrant.

                                        SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CENTURY PROPERTIES GROWTH FUND XI

                                      By:  Fox Capital Management Corporation,
                                           its general partner



        Date:  February 5, 1996       By:  /s/ John K. Lines
                                           -------------------------------------
                                                                               -
                                           Name:     John K. Lines
                                           Title:    Vice President/Secretary